UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801 (Zip Code)
(Address of principal executive offices)

(225) 248-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 14, 2020, Business First Bancshares, Inc. (“Business First”) held a special meeting of its shareholders (the “Meeting”).  Of the 13,788,536 shares of Business First’s common stock issued and outstanding at the close of business as of March 3, 2020, the record date for the Meeting, shareholders representing a majority of the votes entitled to be cast were present or represented by proxy at the Meeting, constituting a quorum for all matters to be presented at the Meeting.

Following is an overview of the two proposals that were submitted to the shareholders for approval (each of which proposals was described in greater detail in the definitive joint proxy statement/prospectus filed by Business First with the Securities Exchange Commission on March 4, 2020) and a tabulation of the votes with respect to each proposal.

Proposal 1

The shareholders approved the Agreement and Plan of Reorganization, dated January 22, 2020, by and between Business First and Pedestal Bancshares, Inc. (“Pedestal”), pursuant to which Pedestal will merge with and into Business First (which we refer to as the “merger”), with Business First surviving the merger, and the issuance of Business First’s common stock, par value $1.00 per share, as merger consideration in connection with the merger (which we refer to as the “Business First merger proposal”). The voting results on this proposal were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	7,881,448	1,580,917	7,630	-

Proposal 2

The shareholders approved the motion to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Business First merger proposal in the event there were not sufficient votes in favor of the Business First merger proposal at the time of the Meeting. Although the vote on this proposal was taken, no motion to adjourn was made because the Business First merger proposal had been approved. The voting results on this proposal were as follows:

	Votes For	Votes Against	Votes abstained	Broker Non-Votes
Common Stock	8,097,760	1,346,007	26,237	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
Name:	David R. Melville, III
Title:	President and Chief Executive Officer

Date: April 14 2020